CENTRAL SECURITIES CORPORATION

INTERIM REPORT TO STOCKHOLDERS

AS OF MARCH 31, 2016

To the Stockholders of

     Central Securities Corporation:

     Financial data for the quarter ended March 31, 2016 and other pertinent information prepared by management without audit by independent auditors are submitted herewith.

     Comparative net assets are as follows:

	Mar. 31, 2016	Dec. 31, 2015	Mar. 31, 2015
Net assets	$592,014,437	$582,870,527	$641,613,033
Net assets per share of Common Stock	$24.07	$23.53	$26.06
Shares of Common Stock outstanding	24,595,472	24,770,073	24,619,118

     Comparative operating results are as follows:

	Three months ended March 31,
	2016		2015
Net investment income	$1,875,928		$732,053
Per share of Common Stock	.08	*	.03 *
Net realized gain on sale of investments	6,670,195		35,750,693
Increase (decrease) in net unrealized appreciation of investments	3,715,549		(40,290,084)
Increase (decrease) in net assets resulting from operations	12,261,672		(3,807,338)

* Per-share data are based on the average number of Common shares outstanding during the three-month period.

     We are pleased to report that at the Corporation’s annual meeting on March 23, 2016, the stockholders elected seven directors and ratified the selection of KPMG LLP as auditors of the Corporation for the year 2016. A proposal to increase the authorized number of shares of Common Stock from 30,000,000 to 40,000,000 was approved.

     In the quarter ended March 31, 2016, the Corporation repurchased 177,601 shares of its Common Stock at an average price of $17.88 per share. The Corporation may from time to time purchase Common Stock in such amounts and at such prices as the Board of Directors deems advisable in the best interests of stockholders. Purchases may be made on the NYSE MKT or in private transactions directly with stockholders.

     Stockholders’ inquiries are welcome.

Central Securities Corporation

Wilmot H. Kidd, President

630 Fifth Avenue
New York, NY 10111
April 20, 2016

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PRINCIPAL PORTFOLIO CHANGES
January 1 to March 31, 2016
(Common Stock unless specified otherwise)
(unaudited)

	Number of Shares
	Purchased		Sold		Held March 31, 2016

Brady Corporation			125,000		625,000
Cable One, Inc.	6,000				18,000
California Resources Corporation	11,702	(a)			11,702
The Charles Schwab Corporation	200,000				200,000
Coherent, Inc.			62,000		456,000
Liberty Global plc Class C	177,100				177,100
Precision Castparts Corporation			100,000	(b)	—
Texas Instruments Inc.	20,000				20,000
Tiffany & Co.	37,500				37,500

(a) Received in a spin off from Occidental Petroleum Corporation.

(b) Company was acquired.

TEN LARGEST INVESTMENTS
March 31, 2016
(unaudited)

	Cost	Value	Percent of Net Assets	Year First Acquired
	(millions)
The Plymouth Rock Company, Inc.	$0.7	$113.7	19.2%	1982
Coherent, Inc.	11.6	41.9	7.1	2007
Intel Corporation	11.0	32.4	5.5	1986
Analog Devices, Inc.	3.0	23.7	4.0	1987
Motorola Solutions, Inc.	14.1	22.7	3.8	2000
The Bank of New York Mellon Corporation	15.3	22.1	3.7	1993
Capital One Financial Corporation	16.9	20.1	3.4	2013
Rayonier Inc.	21.1	17.3	2.9	2014
Brady Corporation	2.0	16.8	2.8	1984
Citigroup Inc.	19.7	16.7	2.8	2013

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BOARD OF DIRECTORS

Wilmot H. Kidd, Chairman
L. Price Blackford, Lead Independent Director
Simms C. Browning
Donald G. Calder
David C. Colander
Jay R. Inglis
C. Carter Walker, Jr.

OFFICERS

Wilmot H. Kidd, President
John C. Hill, Vice President
Marlene A. Krumholz, Vice President and Secretary
Andrew J. O’Neill, Vice President
Lawrence P. Vogel, Vice President and Treasurer

OFFICE

630 Fifth Avenue
New York, NY 10111
212-698-2020
866-593-2507 (toll-free)
www.centralsecurities.com

TRANSFER AGENT AND REGISTRAR

Computershare Trust Company, N.A.
P. O. Box 30170, College Station, TX 77842-3170
800-756-8200
www.computershare.com/investor

CUSTODIAN

UMB Bank, n.a.
Kansas City, MO

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP
New York, NY

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